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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 or 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


                   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                            APRIL 15, 2002 (APRIL 12, 2002)


                            AEGIS COMMUNICATIONS GROUP, INC.
                            --------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE               0-14315                 75-2050538
           --------               -------                 ----------
       (STATE OR OTHER        (COMMISSION FILE           (IRS EMPLOYER
       JURISDICTION OF            NUMBER)             IDENTIFICATION NO.)
       INCORPORATION)


            7880 BENT BRANCH DRIVE, SUITE 150, IRVING, TEXAS  75063
            -------------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)


              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (972) 830-1800


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ITEM 5.  OTHER EVENTS.

         On April 12, 2002, the Registrant issued a press release announcing that it had completed the sale of assets of Elrick & Lavidge, its marketing research division, to Taylor Nelson Sofres Operations, Inc., a wholly-owned subsidiary of United Kingdom based Taylor Nelson Sofres plc. The Registrant believes the sale does not constitute a significant disposition of its assets.

         A copy of the Registrant's press release is attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS

        99.1 Press release dated April 12, 2002 regarding the sale by Registrant of assets of Elrick & Lavidge.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


        Dated:  April 15, 2002          AEGIS COMMUNICATIONS
                                        GROUP, INC.


                                        By: /s/ Michael J. Graham
                                           ---------------------------------
                                                Michael J. Graham
                                                EXECUTIVE VICE PRESIDENT
                                                AND CHIEF FINANCIAL OFFICER




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                               INDEX TO EXHIBITS


Exhibit
Number                           Description
-------                          -----------

 99.1 Press release dated April 12, 2002 regarding the sale by Registrant of assets of Elrick & Lavidge.